SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549



                              FORM 8-K/A

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  August 22, 1996



                          FM PROPERTIES INC.

  Delaware                      0-19989                   72-1211572
(State or other        (Commission File Number)        (IRS Employer
jurisdiction of                                        Identification
incorporation or                                          Number)
organization)

                         1615 Poydras Street

                    New Orleans, Louisiana  70112

 Registrant's telephone number, including area code:  (504) 582-4000

The undersigned registrant hereby amends its Current Report on Form 8-K dated August 22, 1996, with the pages attached hereto:

Item 2.   Sale of Barton Creek Country Club and Conference Resort
     ----------------------------------------------------------------

     On August 22, 1996, FM Properties Inc. (FMPO) which operates through its 99.8 percent interest in FM Properties Operating Co. (the Partnership), sold the Partnership's Barton Creek Country Club and Conference Resort for $25 million cash and other consideration to an affiliate of ClubCorp International of Dallas, Texas. The club and conference resort properties, which had been operated by an affiliate of ClubCorp under a long-term lease agreement with a purchase option, consist of the Barton Creek Country Club, Spa and Conference Center located near Austin, Texas along with its Tom Fazio and Ben Crenshaw designed golf courses. Also included was the Barton Creek - Lakeside Country Club and its Arnold Palmer designed golf course northwest of Austin on Lake Travis.

     The proceeds from the sale were used to reduce the Partnership's debt and the transaction resulted in no financial accounting gain or loss.

Item 7.   Pro Forma Financial Statements
     -------------------------------------------

                        FM PROPERTIES INC. (1)
             Unaudited Pro Forma Statement Of Operations
                    Year Ended December 31, 1995

                                     Pro Forma Adjustments
                                   ----------------------------
                                                Less Historical
                                     Resort        Resort
                     Historical       Sale       Operations      Pro Forma
                     ----------    ----------    ----------     ----------
                         (In Thousands, Except Per Share Amounts)

Loss from the
 Partnership         $     (571)   $        -    $     (706)   $   (1,277)
General and
 administrative
 expenses                (1,796)            -             -        (1,796)
                     ----------    ----------    ----------    ----------
Operating loss           (2,367)            -          (706)       (3,073)
Other expense, net         (173)            -             -          (173)
                     ----------    ----------    ----------    ----------
Loss before income
 tax benefit             (2,540)            -          (706)       (3,246)
Income tax benefit        2,693             -             -         2,693
                     ----------    ----------    ----------    ----------
Net income (loss)    $      153    $        -    $     (706)   $     (553)
                     ==========    ==========    ==========    ==========

Net income (loss)
 per share                $0.01                                    $(0.04)
                          =====                                    ======


Average shares
 outstanding             14,286                                    14,286
                        =======                                   ========


(1) Reflects FMPO's interest in the Partnership under the equity basis of accounting.

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                        FM PROPERTIES INC. (1)
             Unaudited Pro Forma Statement Of Operations
                    Six Months Ended June 30, 1996

                                      Pro Forma Adjustments
                                   -------------------------
                                                      Less
                                                   Historical
                                      Resort         Resort
                     Historical        Sale        Operations      Pro Forma
                     ----------     ----------     ----------      ---------
                          (In Thousands, Except Per Share Amounts)

Income (loss) from
 the Partnership     $     (306)   $        -    $      710       $   404
General and
 administrative
 expenses                   (88)            -             -           (88)
                     ----------     ----------     ----------     ----------
Operating income
 (loss)                    (394)            -           710            316
Income taxes                  -             -             -            -
                     ----------     ----------     ----------     ----------
Net income (loss)    $     (394)   $        -    $      710       $    316
                     ==========     ==========     ==========     ==========

Net income (loss)
 per share               $(0.03)                                      $0.02
                         ======                                       =====


Average shares
 outstanding             14,368                                     14,368
                         ======                                     ======


(1) Reflects FMPO's interest in the Partnership under the equity basis of accounting.

                        FM PROPERTIES INC. (1)
             Unaudited Pro Forma Condensed Balance Sheet
                            June 30, 1996

                                    Pro Forma Adjustments
                                   -----------------------
                                    Resort
                     Historical      Sale         Other        Pro Forma
                     ----------    ----------   ----------     ----------
                                       (In Thousands)
ASSETS
Current assets:
Accounts receivable
 and other           $       38    $        -    $        -    $       38
Amounts receivable
 form the
 Partnership              1,642             -             -         1,642
Income tax
 receivable               2,740             -             -         2,740
                     ----------    ----------    ----------    ----------
  Total current
   assets                 4,420             -             -         4,420
Investment in the
 Partnership             56,095             -             -        56,095
                     ----------    ----------    ----------    ----------
Total assets         $   60,515    $        -    $        -    $   60,515
                     ==========    ==========    ==========    ==========


LIABILITIES AND STOCKHOLDERS' EQUITY
Other liabilities
 and deferred
 credits             $    1,386    $        -    $        -    $    1,386
Stockholders'
 equity                  59,129             -             -        59,129
                     ----------    ----------    ----------    ----------
Total liabilities
 and stockholders'
 equity              $   60,515    $        -    $        -    $   60,515
                     ==========    ==========    ==========    ==========

(1) Reflects FMPO's interest in the Partnership under the equity basis of accounting.

                          FM Properties Inc.
               Notes to Pro Forma Financial Statements


     The accompanying Pro Forma Statements of Operations have been prepared assuming the transaction discussed below occurred on January 1, 1995, whereas the Pro Forma Condensed Balance Sheet assumes the transaction occurred on June 30, 1996. The pro forma financial statements are not necessarily indicative of the actual results that would have been achieved nor are they indicative of future results.

1.  Resort Sale

On August 22, 1996, FM Properties Operating Co. (the Partnership), which is owned 99.8 percent by FM Properties Inc. and 0.2 percent by the Managing General Partner Freeport-McMoRan Inc., sold the Barton Creek Country Club and Conference Resort (the Resort), located near Austin, Texas, to ClubCorp International (ClubCorp) for $25 million in cash (plus $2.7 million for accounts receivable). No gain or loss was recognized on the sale and the proceeds received were used to reduce the Partnership's debt.

Historical results of the Resort recognized by FMPO were eliminated. Additionally, as sales proceeds were used to reduce the Partnership's debt, interest expense incurred by the Partnership was eliminated using the historical interest rate.

                              SIGNATURE
                          ------------------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              FM PROPERTIES INC.

                              By:      /s/ William J. Blackwell
                                   ----------------------------------
                                           William J. Blackwell
                                      Vice President and Controller
                                       (authorized signatory and
                                      Principal Accounting Officer)

Date:  May 22, 1997


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